Exhibit 99.2

          Alaska Communications Initiates Dividend Program; Withdraws
                            IDS Filing with the SEC

    ANCHORAGE, Ala.--(BUSINESS WIRE)--Oct. 28, 2004--Alaska Communications Systems Group, Inc. ("ACS") (NASDAQ:ALSK) today announced its board of directors approved the initiation of a quarterly cash dividend and the withdrawal of its registration statements previously filed with the Securities and Exchange Commission (SEC) for an initial public offering of Income Deposit Securities (IDS).
    The company initiated its first cash dividend at an annual rate of $0.74 per share payable quarterly. The first quarterly cash dividend of $0.185 per share is payable on January 19, 2005 to stockholders of record at the close of business on December 31, 2004. In a separate press release today, ACS announced its third quarter results. In a conference call at 5:00 pm ET today management will review the results and the dividend program.
    "ACS is dedicated to customers and shareholders," stated Liane Pelletier, ACS president and chief executive officer. "After reorganizing the company operations to focus on customers, we began evaluating capital markets options that enable us to reward shareholders while we continue to grow and invest in Alaska. We have determined a traditional ongoing, annual dividend program would emphasize the cash flow characteristics of the business and increase ACS visibility among investors, while enjoying greater flexibility and simplicity than the proposed IDS."
    David Wilson, ACS senior vice president and chief financial officer, added, "The decision to initiate a cash dividend program reflects our track record of generating strong cash flow streams from operations and our ability to provide a return to our stockholders. We are confident we have the resources and advanced technological infrastructure to stay on top of the technology curve and continue to capitalize on our investment in a state-of-the-art CDMA 1xRTT and EV-DO wireless networks, as well as to meet our growth needs going forward."

    Conference Call

    The company will host a conference call and live webcast today at 5:00 p.m. Eastern Time to discuss third quarter results and the initiation of the dividend program. For parties in the United States and Canada, call 800-366-3908 to access the earnings call. International parties can access the call at 303-262-2130. The live webcast of the conference call, accessible from the "Investor Relations" section of the company's website www.alsk.com. The webcast will be archived for a period of 90 days. A telephonic replay of the conference call will also be available 2 hours after the call and will run until Saturday, October 30, 2004 at 12 midnight ET. To hear the replay, parties in the United States and Canada should call 800-405-2236 and enter pass code 11011345. International parties should call 303-590-3000 and enter pass code 11011345.

    About Alaska Communications Systems

    ACS is the leading integrated communications provider in Alaska, offering local telephone service, wireless, long distance, data, and Internet services to business and residential customers throughout Alaska. More information can be found on the Company's website at www.acsalaska.com or at our investor site at www.alsk.com.

    Safe Harbor Statement

    Statements about future results and other expectations constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. The company cautions that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements. A number of factors in addition to those discussed herein could cause actual results to differ materially from expectations. The company's financial planning is affected by business and economic conditions and changes in customer order patterns. Any projections are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of ACS. Important assumptions and other important factors, including risk factors, which could cause actual results to differ materially from those in the forward-looking statements, are specified in the company's Form 10-K for the year ended December 31, 2003 and other filings with the SEC. The company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise.

    CONTACT: Alaska Communications Systems
             Mary Ann Pease, 907-297-3000 (VP - Corp. Communications) mpease@acsalaska.com or
             Lippert/Heilshorn & Associates
             ACS Investors:
             Kirsten Chapman / David Barnard, CFA, (415) 433-3777 david@lhai-sf.com